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                                                                  EXHIBIT 10.9


                       MASTER AMENDMENT TO LOAN DOCUMENTS
                                  AND AGREEMENT


         THIS AGREEMENT is made and entered into by and between AMSOUTH BANK, successor in interest by merger to First American National Bank (hereinafter referred to as "AmSouth" or as "First American"), ADVOCAT INC., a Delaware corporation (herein referred to as "Advocat"), DIVERSICARE MANAGEMENT SERVICES CO., a Tennessee corporation and wholly-owned subsidiary of Advocat ("DMS"), ADVOCAT FINANCE, INC., a Delaware corporation and wholly-owned subsidiary of DMS ("AFI"), DIVERSICARE LEASING CORP., a Tennessee corporation and wholly-owned subsidiary of AFI ("DLC"), ADVOCAT ANCILLARY SERVICES, INC., a Tennessee corporation and wholly-owned subsidiary of DMS ("AAS"), DIVERSICARE CANADA MANAGEMENT SERVICES CO., INC., a corporation organized under the laws of Canada and wholly-owned subsidiary of DLC ("DCMS"), DIVERSICARE GENERAL PARTNER, INC., a Texas corporation and wholly-owned subsidiary of DLC ("DGP"), FIRST AMERICAN HEALTH CARE, INC., an Alabama corporation and wholly-owned subsidiary of DLC ("FAHC"), DIVERSICARE LEASING CORP. OF ALABAMA, an Alabama corporation and wholly-owned subsidiary of DLC ("DLCA"), ADVOCAT DISTRIBUTION SERVICES, INC., a Tennessee corporation and wholly-owned subsidiary of DMS ("ADS"), DIVERSICARE ASSISTED LIVING SERVICES, INC., a Tennessee corporation and a wholly-owned subsidiary of AFI ("DALS"), DIVERSICARE ASSISTED LIVING SERVICES, NC, LLC, a Tennessee limited liability company formed by DMS and DALS ("DALS-NC"), DIVERSICARE ASSISTED LIVING SERVICES, NC I, LLC, a Delaware limited liability company ("DALS-NC I"), DIVERSICARE ASSISTED LIVING SERVICES, NC II, LLC, a Delaware limited liability company ("DALS-NC II") both of DALS-NC I and DALS-NC II being subsidiary entities of DALS-NC, STERLING HEALTH CARE MANAGEMENT, INC., a Kentucky corporation and wholly-owned subsidiary of DLC ("SHCM"), DIVERSICARE AFTON OAKS, LLC, a Delaware limited liability company ("DAO"), DIVERSICARE GOOD SAMARITAN, LLC, a Delaware limited liability company ("DGS"), DIVERSICARE PINEDALE, LLC, a Delaware limited liability company ("DP"), and DIVERSICARE WINDSOR HOUSE, LLC, a Delaware limited liability company ("DWH"), each of DAO, DGS, DP and DWH being subsidiary entities of DLC, (Advocat and all of its direct and indirect subsidiaries, as identified hereinabove, being sometimes referred to herein collectively as the "Debtors," whether in their capacity as a Borrower, Guarantor, Pledgor, Subsidiary or otherwise, as defined in the Loan Documents referred to below), and GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation being one and the same as GMAC-CM Commercial Mortgage Corporation ("GMAC").

                              W I T N E S S E T H:

         WHEREAS, pursuant to the terms of Master Credit and Security Agreement dated as of December 27, 1996 (the Master Credit and Security Agreement, as amended as herein set forth, being herein called the "Master Credit and Security Agreement"), First American and GMAC agreed to provide to DMS the Credit Facility (as defined therein), to consist of a $10,000,000.00 line of credit for working capital to be funded by First American (the "Working Capital Line"), and a $40,000,000.00 non-revolving line of credit for acquisitions and refinancings of Projects to


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
be funded by GMAC, and Advocat and each then-existing direct and indirect subsidiary of Advocat agreed to and did execute a full and unconditional Guaranty and Suretyship Agreement of all indebtedness incurred by DMS thereunder (each party so executing a Guaranty and Suretyship Agreement, together with the parties thereafter executing a Guaranty and Suretyship Agreement, as hereinafter set forth, are herein sometimes called a "Guarantor" or collectively "Guarantors", and the Guaranty and Suretyship Agreements are herein sometimes called a "Guaranty and Suretyship Agreement" or collectively the "Guaranty and Suretyship Agreements"); and

         WHEREAS, on or about December 31, 1996, the transaction contemplated by the Master Credit and Security Agreement was closed, and incident thereto, among other things:

         (a) DMS executed and delivered to First American the Revolving Promissory Note dated December 27, 1996, in the original principal amount of $10,000,000.00, and maturing December 1, 1999 (the "Original Working Capital Line Note");

         (b) First American disbursed to or for the account of DMS the sum of $2,436,187.34, and issued the following letters of credit (sometimes referred to herein collectively as the "Letters of Credit") for the account of DMS or Advocat, or a direct or an indirect subsidiary of one of them:

                  (i) No. 1812887 in favor of Texas Diversicare Limited Partnership in the face amount of $500,000.00, by subsequent amendment dated April 14, 1999, the face amount having been reduced to $387,000.00;

                  (ii) No. 1812888 in favor of Omega Healthcare Investors, Inc. in the face amount of $3,800,000.00;

                  (iii) No. 1812989 in favor of Omega Healthcare Investors, Inc. in the face amount of $1,150,000.00; and

                  (iv) No. 1813094 in favor of Continental Health Properties of Thomasville, L.L.C. in the face amount of $200,000.00;

         (c) Each of the then Guarantors executed and delivered its Guaranty and Suretyship Agreement in favor of First American;

         (d) DMS, Advocat, DLC and AFI, each executed and delivered its Stock Pledge Agreement (a "Stock Pledge and Security Agreement" and collectively the "Stock Pledge and Security Agreements") in favor of First American;

         (e) Advocat, DMS, DLC, AAS, AFI and ADS executed and delivered certain UCC-1 Financing Statements to evidence and perfect the security interests granted in the Master Credit and Security Agreement, which were filed with the Secretary of State of Tennessee and in other filing offices (collectively the "Financing Statements"), as collateral security;


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

         (f) The parties to the Master Credit and Security Agreement executed and delivered an Intercreditor Agreement, as amended by First Amendment to Intercreditor Agreement dated June 4, 1999 (the "Intercreditor Agreement"); and

         (g)      The Master Credit and Security Agreement provides (i) at
Section 4.2 concerning Guaranty and Suretyship Agreements:

         To the extent new Subsidiaries are formed or acquired after the date hereof, the Borrower shall cause such Subsidiaries to execute and deliver to Lenders Guaranty Agreements, in form and substance acceptable to the Lenders guaranteeing all then outstanding and future obligations of Borrower and the Subsidiaries in connection with the Credit Facility;

and (ii) at Section 4.4 concerning Stock Pledge Agreements:

         The Borrower and the Subsidiaries shall execute Stock Pledge Agreements, in form and substance acceptable to the Lenders, pledging to the Lenders, as security for the Credit Facility, all of the outstanding stock of the Subsidiaries of the Borrower and the Subsidiaries, if any (including any subsidiaries formed or acquired after the date hereof);

(the Master Credit and Security Agreement, the Original Working Capital Line Note, the Letters of Credit, the Guaranty and Suretyship Agreements initially executed, the Stock Pledge and Security Agreements, the Intercreditor Agreement, the Financing Statements, deeds of trust, mortgages and all other letters, agreements, statements, resolutions, affidavits, consents, financing statements, mortgages, deeds of trust or other documents executed or delivered in connection with the closing of the transaction being sometimes referred to herein collectively as the "Initial Working Capital Loan Documents"); and

         WHEREAS, under date of February 8, 1998, the parties to the Master Credit and Security Agreement executed and delivered the First Amendment to Master Credit and Security Agreement, pursuant to which First American agreed to provide DMS a temporary increase in the Working Capital Line in the amount of $1,250,000.00 (the "Overline Facility"), which was further evidenced by Line of Credit Note (Overline Facility) (the "Original Overline Note") of even date therewith, which was to be administered in accordance with the applicable terms for advances under the Working Capital Line, and which is secured by the collateral securing the Working Capital Line, having a maturity date of June 26, 1998, and which is guaranteed by the Guarantors pursuant to the Guaranty and Suretyship Agreements; and

         WHEREAS, as evidenced by subsequent agreements and notes, including Second Amendment to Master Credit and Security Agreement, Third Amendment to Master Credit and Security Agreement and Fourth Amendment to Master Credit and Security Agreement, the Overline Facility was increased to $4,000,000.00, then reduced on two occasions to its present principal balance of $3,500,000.00, and the maturity date was extended, successively, to August 31, 1998, January 15, 1999, March 16, 1999, April 14, 1999, July 1, 1999, October 1, 1999, December 1,
1999 and February 28, 2000; and


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
         WHEREAS, by Fifth Amendment to Master Credit and Security Agreement dated as of November 30, 1999, DALS, DALS-NC, DALS-NC I and DALS-NC II, became parties to the Master Credit and Security Agreement as Subsidiaries and as Guarantors of the Working Capital Line, and granted to First American a security interest in all of their property as described in Section 4.1, subsection (a) of the Master Credit and Security Agreement; and

         WHEREAS, by Sixth Amendment to Master Credit and Security Agreement dated as of December 1, 1999, among other things, First American agreed to extend the maturity date of the Overline Facility and of the Working Capital Line to February 28, 2000, and incident thereto DMS executed and delivered to First American:

         (a) Revolving Promissory Note dated December 1, 1999, in the principal amount of $10,000,000.00, which is a renewal of the indebtedness evidenced by the Original Working Capital Line Note and subsequent notes executed to evidence such indebtedness; and

         (b) Line of Credit Note (Overline Facility) dated December 1, 1999, in the principal amount of $3,500,000.00, which is a renewal of the indebtedness evidenced by the Original Overline Note and subsequent notes executed to evidence such indebtedness; and

         WHEREAS, all amendments to the Master Credit and Security Agreement, the Original Overline Note and all subsequent notes evidencing the Overline Facility, and all other notes, letters, agreements, statements, resolutions, affidavits, consents, financing statements, mortgages, deeds of trust or other documents executed or delivered in connection therewith, are sometimes referred to herein collectively as the "Subsequent Working Capital Loan Documents," and the Initial Working Capital Loan Documents and the Subsequent Working Capital Loan Documents are sometimes referred to herein collectively as the "Working Capital Loan Documents"; and

         WHEREAS, pursuant to the terms of the Loan and Negative Pledge Agreement dated as of October 1, 1997 (the "Loan and Negative Pledge Agreement"), First American and AmSouth agreed to lend DALS-NC, on a non-revolving basis, up to $34,100,000.00, to finance the acquisition of fifteen assisted care living facilities located in North Carolina and more particularly described therein (the "NC Bridge Loan"); and

         WHEREAS, the NC Bridge Loan was evidenced by two promissory notes, each in the principal amount of $17,050,000.00, and having a maturity date of December 30, 1997 (one payable to First American and the other payable to AmSouth), was secured by pledges of one hundred percent (100%) of the membership interests in DALS-NC pursuant to Collateral Assignment of Membership Interests dated as of October 1, 1997, was guaranteed by Advocat, DMS, DLC, AAS, DCMS, DGP, FAHC, ADS, AFI, DLCA, and DALS, and was cross-defaulted with the Working Capital Loan Documents; and

         WHEREAS, by agreements executed under date of December 30, 1997, March 31, 1998, April 1, 1999, October 1, 1999, and December 1, 1999, among other things, the maturity date of NC Bridge Loan was extended, respectively, to January 1, 1999, April 1, 1999, July 1, 1999, December 1, 1999, and February 28, 2000; and


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
         WHEREAS, on the occasion of each amendment of the Loan and Negative Pledge Agreement, two renewal and modification promissory notes (non-revolving) were executed and delivered, each in a principal amount equal to one-half of the then principal balance of the NC Bridge Loan, the most recent notes being the following:

         (a) Renewal and Modification Promissory Note (Non-Revolving), dated December 1, 1999 in the principal amount of $4,706,191.93, payable to First American, and

         (b) Renewal and Modification Promissory Note (Non-Revolving), dated December 1, 1999, in the principal amount of $4,706,191.94, payable to AmSouth; and

         WHEREAS, the Loan and Negative Pledge Agreement, all amendments thereof, and all notes, pledge agreements, other agreements, guaranties, letters, statements, resolutions, affidavits, consents, financing statements, mortgages, deeds of trust or other documents executed or delivered in connection therewith, are sometimes referred to herein collectively as the "NC Bridge Loan Documents," and the Working Capital Loan Documents and the NC Bridge Loan Documents are sometimes referred to herein collectively as the "Loan Documents"; and

         WHEREAS, the indebtedness owing to AmSouth under the Working Capital Line is a revolving indebtedness varying daily based upon daily draws and payments thereon; and

         WHEREAS, as of October 1, 2000, the indebtedness owing to AmSouth under the Overline Facility is in the principal amount of $3,500,000.00, plus interest accrued from and after October 1, 2000, plus costs and attorneys' fees; and

         WHEREAS, the Letters of Credit, as described hereinabove, remain issued and outstanding; and

         WHEREAS, as of October 1, 2000, the indebtedness owing to AmSouth under the NC Bridge Loan is in the principal amount of $9,412,383.87, plus interest accrued from and after October 1, 2000, plus costs and attorney's fees; and

         WHEREAS, the indebtedness and obligations evidenced by the Letters of Credit, the Working Capital Line, the Overline Facility and the NC Bridge Loan, together with the indebtedness evidenced by the Reimbursement Note as defined hereinafter, are herein sometimes referred to collectively as the "Indebtedness"; and

         WHEREAS, the Indebtedness and Loan Documents are fully enforceable and are not subject to any defense or counterclaim, or any claim of setoff or recoupment; and

         WHEREAS, DMS and DALS-NC each represented to AmSouth that because of their financial conditions, they were unable to pay the full amount of their liability for the Indebtedness, and the parties entered into a Forbearance Agreement dated as of May 15, 2000, as amended by First Amendment to Forbearance Agreement dated June 29, 2000, and further amended by Second Amendment to Forbearance Agreement dated September 12, 2000 extending the forbearance period to October 1, 2000, in order to induce AmSouth to forbear from exercising its remedies following default; and


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         WHEREAS, pursuant to the Forbearance Agreement, DALS, DALS-NC, DALS-NC
I, and DALS-NC II entered into Guaranty and Suretyship Agreement as set forth therein; and

         WHEREAS, Advocat and Omega Healthcare Investors, Inc. ("Omega") entered into a letter of intent dated August 11, 2000 (the "Omega Letter of Intent") concerning proposed restructuring of certain agreements between Advocat, certain of its subsidiaries and Omega; and

         WHEREAS, the parties hereto entered into a Letter of Intent dated September 7, 2000 pursuant to which the parties have entered into this Agreement; and

         WHEREAS, each of the parties acknowledges that it has been represented by counsel in connection with the negotiation and execution of this Agreement, that the same represents an arms-length transaction, and that each of the other parties has acted in good faith in the making of this Agreement; and

         WHEREAS, all terms capitalized herein, but not specially defined herein, are intended to have the meanings ascribed to them in the Loan Documents, unless the context clearly indicates otherwise; and

         WHEREAS, the parties stipulate and agree that the facts recited hereinabove are true and correct; and

         WHEREAS, the parties have agreed to modify the Indebtedness, and Loan Documents, and have otherwise agreed all as more particularly set forth herein.

         NOW, THEREFORE, for and in consideration of the foregoing recitals (all of which are incorporated herein as agreements, representations, warranties or covenants of the Debtor), of the mutual covenants and promises contained herein, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereby covenant, amend and agree as follows:

         1. In order to accommodate the agreement between Advocat and Omega pursuant to the Omega Letter of Intent, and evidence the further agreement of the parties, the parties agree as follows:

                  (a) Immediately upon the execution hereof, Advocat shall cause Omega to present to AmSouth drafts and other necessary documentation to draw the sum of $3,000,000.00 on Letters of Credit No. 1812888 and 1812989. AmSouth shall fund such amount pursuant to these Letters of Credit. Upon such funding these Letters of Credit shall be cancelled and terminated and AmSouth shall have no further obligation thereunder. Advocat shall cause Omega to enter into an agreement with AmSouth providing that no further drawings shall be made under such Letters of Credit, and that the rights of Omega thereunder are terminated in full.

                  (b) In order to evidence the reimbursement obligation to AmSouth by virtue of such disbursement under the above Letters of Credit, Advocat shall execute and deliver to AmSouth a Reimbursement Promissory Note dated October 1, 2000 payable to AmSouth in the


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
original principal amount of $3,000,000.00, and in form and substance required by AmSouth (the "Reimbursement Note"), which shall have the following terms:

                           (i)      A final maturity date of January 15, 2002,
with no interest accruing thereon prior to the earlier of maturity or default. After maturity or default, interest shall accrue at a default rate equal to the lesser of fifteen percent (15%) per annum or the maximum rate allowed by applicable law.

                           (ii)     Prepayment may be made at any time without
premium, and the following shall be mandatory prepayments:

                                    (1)      Upon sale of the Carteret Care
nursing facility of DALS-NC, or an affiliate entity thereof, located in North Carolina, all net proceeds after payment of normal, customary and good faith expenses of sale, shall be paid upon the indebtedness evidenced by the Reimbursement Note, pursuant to the existing Deed of Trust and Security Agreement executed by DALS-NC dated November 15, 1999, it being anticipated that such sale shall close no later than December 31, 2000;

                                    (2)      All payments received under the
Wraparound Note, as hereinafter defined, or collateral related thereto, which shall be given as collateral security hereunder shall be applied first to payment of the Reimbursement Note, but only net of amounts required to retire the balance of the underlying wrapped indebtedness held by Bank of America; and

                                    (3)      Until payment in full of the
Reimbursement Note, all Surplus Cash Flow available to Advocat or any of the other Debtors, as defined herein, shall be paid upon the indebtedness evidenced by the Reimbursement Note. Surplus Cash Flow shall be defined as all cash remaining after paying or reserving for (a) indebtedness owing to AmSouth evidenced by the Working Capital Line, the Overline Facility, and the NC Bridge Loan, (b) indebtedness owing to Omega or Sterling Acquisition Corp. pursuant to the Amended and Restated Master Lease entered into or to be entered into between either or both of such parties and some or all of Debtors, (c) indebtedness owing to GMAC pursuant to the GMAC-CM Claim as defined in the Intercreditor Agreement, and the GMAC Facility, as defined in the Loan and Negative Pledge Agreement, and (d) and all reasonable and necessary costs and expenses incurred in the usual and ordinary course and conduct of Debtors' business or operation of Debtors' properties.

                  (c) As additional collateral security for the Indebtedness, as well as any and all other indebtedness now or hereafter owing by any or all of Debtors to AmSouth, whether now existing or hereafter arising, including but not limited to the indebtedness evidenced by the Reimbursement Note, the Letters of Credit remaining outstanding, the Working Capital Line, the Overline Facility and the NC Bridge Loan, DLC, DMS, DALS, DALS-NC and all other parties holding an interest in the following collateral, shall assign as collateral to AmSouth all their right, title and interest in, to and under:

                           (i)      Wraparound Promissory Note made by Texas
Diversicare Limited Partnership, a Texas limited partnership ("TDLP") dated August 30, 1991 in the original


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principal amount of $7,500,000.00 having a final maturity date of August 30,
2001 (the "Wraparound Note");

                           (ii)     Wraparound Deed of Trust dated August 30,
1991 encumbering six (6) nursing facilities located in the state of Texas and owned by TDLP, securing the Wraparound Note (the "Wraparound Deed of Trust");

                           (iii)    Vendor's Liens (the "Vendor's Liens")
retained and set forth in the special warranty deeds conveying the six (6) nursing homes to TDLP, all of the forgoing having been conveyed to DLC by six
(6) separate Assignment(s) of Note, Deed of Trust and Vendor's Lien dated May 10, 1994 by Counsel Nursing Properties, Inc., a Delaware corporation. The assignment of the Wraparound Note, Wraparound Deed of Trust and Vendor's Liens shall be subject only to the prior assignment made in favor of Bank of America;

                           (iv)     All right title and interest of DLC in and
to the Participation Agreement dated August 30, 1991 entered into between TDLP and DGP, on the first part, and Diversicare Corporation of America, on the second part;

                           (v)      The interest of DMS in and to the Management
Agreement dated August 31, 1991 between TDLP and DGP, on the first part, and Diversicare Corporation of America, on the second part; and

                           (vi)     All of the outstanding capital stock in DALS
and SHCM and all of the ownership interests in DALS-NC I, DALS-NC II, DAO, DGS, DP and DWH.

Debtors shall cause Collateral Assignments and Security Agreements in form and substance required by AmSouth (the "Collateral Assignments"), as well as all additional instruments and documents which AmSouth may deem necessary or proper to evidence or perfect such collateral security, to be executed by all necessary or appropriate parties, delivered, and recorded if necessary, all at the cost and expense of Debtors. Without limitation the Collateral Assignments shall provide that DLC may not further assign its interest in the Wraparound Note, the Wraparound Deed of Trust or the Vendor's Liens, or extend the maturity of the Wraparound Note, without the prior written consent of AmSouth. Debtors shall obtain from Bank of America, holder of the underlying indebtedness of the Wraparound Note and Wraparound Deed of Trust, written consent to and acknowledgement of the assignments and grants of security interest contained herein.

                  (d) Effective October 1, 2000, the security interest granted to AmSouth in the Omega Receivables, as defined in the Master Credit and Security Agreement, shall be subject to the first priority security interest held by Omega, such that AmSouth shall thereafter have a second priority security interest in the Omega Receivables. The priority of AmSouth in all other accounts receivable shall continue as set forth in the Master Credit and Security Agreement. Simultaneous with the execution hereof, AmSouth shall enter into an agreement with Omega modifying the provisions of the prior letter agreement dated December 30, 1996 between Omega and AmSouth with respect to priority of accounts receivable to reflect the agreement set forth herein (the "Omega Priority Agreement").


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
                  (e) The Omega Letter of Intent provides in Section 5 that Advocat shall issue to Omega (i) certain Preferred Stock, as defined therein (the "Preferred Stock") and (ii) a Subordinated Note, which is defined in the Omega Letter of Intent as the "Note" (the "Subordinated Note"). For as long as any indebtedness evidenced by the Reimbursement Note shall remain outstanding and unpaid, no cash or funds of the Debtors, or any of them, shall be used (i) to pay dividends on the Preferred Stock or to pay interest, principal or other amounts on the Subordinated Note, or (ii) to pay to redeem any of the Preferred Stock.

                  (f) Letters of Credit No. 1812887 in favor of TDLP in the amended amount of $387,000.00 and 1813094 in favor of Continental Health Properties of Thomasville, LLC in the amount of $200,000.00 shall continue in accordance with their terms, unless earlier terminated pursuant to an agreement between the account party and beneficiary thereunder. The outstanding amounts of these Letters of Credit shall continue to be charged against and to reduce the maximum principal amount which may be advanced under the Working Capital Line, as set forth herein. Any sums drawn under these Letters of Credit shall be deemed an advance under the Working Capital Line, subject to the limitation of amounts which may be disbursed thereunder as set forth herein.

         2.       Concerning the Working Capital Line:

                  (a) The maximum amount which may be outstanding at any time under the Working Capital Line shall be reduced to $4,500,000.00, subject to the following additional restrictions:

                           (i)      The maximum amount which may be outstanding
at any time under the Working Capital Line shall be further reduced by the outstanding amounts of Letters of Credit No. 1812887 and 1813094, which shall continue as outstanding Letters of Credit after the execution hereof as set forth herein above.

                           (ii)     The total amount of the Working Capital Line
outstanding at any time, including the amounts of the Letters of Credit which shall remain outstanding as set forth above, shall never exceed $3,500,000.00 for more than thirty (30) consecutive days (any day or period of consecutive days during which the $3,500,000.00 limit is exceeded being herein referred to as a "Spike Period"), nor may any Spike Period be allowed unless at the beginning of the Spike Period, during the immediately preceding period of thirty
(30) consecutive days, the $3,500,000.00 limit has not been exceeded.

                           (iii)    Certain definitions set forth in the Master
Credit and Security Agreement are amended as follows:

                                    (1)      The definition of Qualified
Accounts Receivable at Section 1.1, subsection (b)(m) shall hereafter exclude all Omega Receivables, but shall include all other accounts receivable as set forth therein; and

                                    (2)      The definition of Working Capital
Borrowing Base in Section 1.1, subsection (b)(w) shall hereafter mean eighty percent (80%) of Qualified Accounts Receivable.


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
The total amount outstanding under the Working Capital Line, including the Letters of Credit which shall remain outstanding as set forth above, shall not exceed at any time the Working Capital Borrowing Base, the definition of which is modified as set forth herein. Without limiting any other sections of the Master Credit and Security Agreement which may be amended as set forth herein,
Section 2.1, subsection (a), "Working Capital Line," is amended to reflect the foregoing.

                  (b) The Working Capital Line shall bear interest from and after October 1, 2000 at the Prime Rate of interest, designated by AmSouth from time to time as such, plus one half of one percent (0.5%) (fifty basis points) per annum, provided that the interest rate shall in no event exceed nine and one half percent (9.5%) per annum until after default or maturity, at which time the default rate of interest set forth in the instruments and documents evidencing the Working Capital Line shall be applicable. Interest shall be payable monthly. All principal and unpaid interest shall be payable at maturity on January 15, 2004. The Working Capital Line shall be evidenced by Renewal Revolving Promissory Note dated October 1, 2000 in the maximum amount of $4,500,000.00 executed by DMS to AmSouth (the "Current Working Capital Line Note"), which shall be a renewal and replacement of the existing promissory note or notes evidencing the Working Capital Line.

                  (c) Subsections (a), (b), (c) and (d) of Section 5.6 of the Master Credit and Security Agreement, which set forth certain of the financial covenants, are amended to read as follows:

                           a. The Current Ratio must be maintained at the following levels for the periods indicated:

                                    (i)      At December 31, 2000 (and quarterly
         through September 30, 2001), not less than .70 to 1.

                                    (ii)     At December 31, 2001 (and quarterly
         through September 30, 2002), not less than .83 to 1.

                                    (iii)    At December 31, 2002 (and quarterly
         through September 30, 2003), not less than .90 to 1.

                                    (iv)     At December 31, 2003 (and quarterly
         through September 30, 2004), not less than .94 to 1.

                           b. EBITDAR must be maintained at the following levels for the periods indicated:

                                    (i)      For the twelve (12) month periods
         ending December 31, 2000, March 31, 2001, June 30, 2001 and September 30, 2001, not less than $30,295,000.00.


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

                                    (ii)     For the twelve (12) month periods
         ending December 31, 2001, March 31, 2002, June 30, 2002 and September 30, 2002, not less than $33,139,000.00.

                                    (iii)    For the twelve (12) month periods
         ending December 31, 2002, March 31, 2003, June 30, 2003 and September 30, 2003, not less than $33,500,000.00.

                                    (iv)     For the twelve (12) month periods
         ending December 31, 2003, March 31, 2004, June 30, 2004 and September 30, 2004, not less than $34,571,000.00.

                           c. Net Income after Taxes must be maintained at the following levels for the periods indicated:

                                    (i)      For the twelve (12) month periods
         ending December 31, 2000, March 31, 2001, June 30, 2001 and September 30, 2001, the loss shall not exceed $291,500.00.

                                    (ii)     For the twelve (12) month periods
         ending December 31, 2001, March 31, 2002, June 30, 2002 and September 30, 2002, not less than $4,301,000.00.

                                    (iii)    For the twelve (12) month periods
         ending December 31, 2002, March 31, 2003, June 30, 2003 and September 30, 2003, not less than $4,840,000.00.

                                    (iv)     For the twelve (12) month periods
         ending December 31, 2003, March 31, 2004, June 30, 2004 and September 30, 2004, not less than $5,239,000.00.

         "Net Income after Taxes" shall mean the sum of earnings before taxes (excluding the TDLP homes) calculated for the immediately preceding twelve (12) month period.

                           d. Tangible Net Worth must be maintained at the following levels for the periods indicated:

                                    (i)      At December 31, 2000 (and quarterly
         through September 30, 2001), not less than ($8,600,000.00) (deficit).

                                    (ii)     At December 31, 2001 (and quarterly
         through September 30, 2002), not less than $163,000.00.

                                    (iii)    At December 31, 2002 (and quarterly
         through September 30, 2003), not less than $4,751,000.00.

                                    (iv)     At December 31, 2003 (and quarterly
         through September 30, 2004), not less than $9,738,000.00.

                  (d) Debtors shall procure the written consent to this Agreement and the transactions contemplated hereby, of GMAC. Debtors shall also procure the written consent of Omega to this Agreement and the transactions contemplated herein.

         3. With respect to the Overline Facility, such indebtedness shall be evidenced by a Renewal Promissory Note (Overline Facility) executed by DMS to AmSouth dated October 1, 2000 in the principal amount of $3,500,000.00 (the "Current Overline Note"). The Current Overline Note shall bear interest from and after October 1, 2000 at the rate of nine and one half percent (9.5%) per annum and shall require equal monthly installments of principal and interest in the amount of $32,624.59 each, commencing November 1, 2000, which payments are based upon an amortization period of twenty five (25) years, and shall have a final maturity date of January 15, 2004, at which time all remaining principal and interest shall be due and payable in a balloon payment. The Current Overline Note shall be a renewal and replacement of the prior promissory note or notes evidencing the Overline Facility.

         4. Concerning the NC Bridge Loan, such indebtedness shall be evidenced by a Renewal Promissory Note executed by DALS-NC to AmSouth dated October 1, 2000 in the original principal amount of $9,412,383.87 (the "Current NC Bridge Loan Note"). The Current NC Bridge Loan Note shall bear interest from and after October 1, 2000 at the rate of nine and one half (9.5%) per annum and shall require equal monthly installments of principal and interest in the amount of $87,735.76 each, which payments are based upon an amortization period of twenty five (25) years, commencing November 1, 2000, and shall have a final maturity of September 30, 2004, at which time all remaining principal and interest shall be due and payable in a balloon payment. The Current NC Bridge Loan Note shall be a renewal and replacement of the promissory note or notes previously evidencing the NC Bridge Loan.

         5. All indebtedness and obligations now or hereafter owing to AmSouth by Advocat, DMS, DALS-NC, or any other of the Debtors, or any combination thereof, including but not limited to the Indebtedness, whether evidenced by the Reimbursement Note, the Letters of Credit remaining outstanding, the Working Capital Line, the Overline Facility or the NC Bridge Loan, shall be guaranteed by all of Debtors. Each of Debtors shall execute and deliver to AmSouth an additional Continuing Guaranty and Suretyship Agreement to further evidence such guaranty (the "Additional Continuing Guaranty and Suretyship Agreements"). The Additional Continuing Guaranty and Suretyship Agreements shall be supplemental and in addition to the existing Guaranty and Suretyship Agreements, which shall continue in full force and effect.

         6. All property, rights and interest of any, some or all of Debtors which now or hereafter serve as collateral security for any of the Indebtedness, shall hereafter secure all indebtedness and obligations now or hereafter owing by Advocat, DMS, DALS-NC, or any other of the Debtors to AmSouth, whether now existing or hereafter arising, including but not limited to the indebtedness evidenced by the Reimbursement Note, Letters of Credit remaining outstanding, Working Capital Line, Overline Facility, NC Bridge Loan, and all renewals, extensions, replacements and modifications thereof. The collateral affected by this cross-collateralization includes, but is not limited to, the collateral in which a security interest is granted in Section 4 of the Master Loan and Security Agreement.

         7. A default in any of the Loan Documents, this instrument, any additional instruments and documents executed pursuant hereto, or in any indebtedness or obligation now or hereafter owing by any, some or all of Debtors to AmSouth, shall, at the option of AmSouth, constitute a default in any or all of the Loan Documents or indebtedness now or hereafter owing by any, some or all of the Debtors to AmSouth, provided that as between AmSouth and GMAC the further provisions of the Intercreditor Agreement shall be applicable.

         8. Immediately upon the execution hereof, Advocat shall pay to AmSouth the sum of $51,030.96, as a commitment fee for the commitment and obligations of AmSouth as expressed herein.

         9. The indebtedness evidenced by the Reimbursement Note, Working Capital Line, Overline Facility and NC Bridge Loan, may be prepaid at any time without premium.

         10. The parties acknowledge and agree (a) that all current and future subsidiary corporations, limited liability companies and other entities of any of Debtors shall execute and deliver Continuing Guaranty and Suretyship Agreements guaranteeing all indebtedness and obligations, whether now existing or hereafter arising, of any, some, or all of Debtors, to AmSouth, immediately upon formation or acquisition of any future subsidiary, and (b) that the capital stock or other ownership interest in all future subsidiaries of any of Debtors shall be pledged and a security interest therein shall be granted, to AmSouth as security for all indebtedness, whether now existing or hereafter arising, of any, some or all of Debtors, to AmSouth, immediately upon formation or acquisition of any such subsidiary. Notwithstanding the foregoing, the parties acknowledge and agree that AmSouth shall hold the pledge and security interest in the capital stock and ownership interest in all future subsidiaries as agent for both AmSouth and GMAC as set forth in the Master Credit and Security Agreement and Intercreditor Agreement, said stock and ownership interest being "Proportionate Collateral" as defined in the Intercreditor Agreement. Without limiting the foregoing or any other provision of the Master Credit and Security Agreement, the provisions of Sections 4.2 and Sections 4.4 of the Master Credit and Security Agreement shall continue in full force and effect. Debtors shall give ten (10) days advance written notice to AmSouth of the creation of any future subsidiary, provided that in an emergency situation where advance notice cannot practicably be given, notice shall not be required provided AmSouth is given an immediate pledge and security interest in the ownership interest in the new entity and an immediate Continuing Guaranty and Suretyship Agreement by the entity as set forth herein.

         11. The Master Credit and Security Agreement, Loan and Negative Pledge Agreement, and any other Loan Documents affected hereby, are amended to the extent necessary to conform such instruments and documents to the provisions set forth herein.

         12. Debtors shall execute such further and additional instruments and documents, and take such further actions, as may be required by AmSouth or its counsel from time to time to further evidence, perfect or carry out the terms and provisions hereof. Debtor shall pay all costs and expenses of AmSouth incurred in connection with the documentation, perfection or implementation of the provisions hereof, including but not limited to attorney fees, filing fees, UCC search and examination fees and out of pocket expenses. All such known expenses shall be paid immediately upon the execution hereof. Additional expenses shall be paid upon presentation of statements therefor by AmSouth. The representations, covenants, warranties and other provisions set forth in the Loan Documents made by any, some or all of Debtors, as amended hereby, shall continue in full force and effect and shall be fully enforceable in accordance with all of their terms. Together with the execution hereof, an opinion of counsel to Debtors shall be delivered for the benefit of AmSouth with respect to the transactions contemplated herein in the form required by AmSouth and its counsel. Debtors shall deliver to AmSouth current financial statements for Debtors in form and substance acceptable to AmSouth, resolutions, incumbency certificates, charters, articles of organization, by-laws, operating agreements, certificates of existence, certificates of authorization, UCC searches, real estate record searches, and such other instruments, documents and information as AmSouth or its counsel may require to evidence the authority of any of Debtors to enter into or be bound to the transaction contemplated hereby or to evidence or perfect the collateral given as security hereunder. Debtors shall further cause to be delivered to AmSouth evidence satisfactory to AmSouth that Debtors are in compliance with all licensing and governmental regulations applicable to Debtors' business operations and that Debtors have received all consents and other approvals from landlords, GMAC, Omega, and any other parties which may be deemed necessary by AmSouth to carry out the provisions hereof. Debtors shall further deliver to AmSouth the Certificate and Affidavit attached hereto as Exhibit A as an inducement to AmSouth to enter into the transactions contemplated hereby. There is no litigation pending or threatened against any of Debtors affecting the collateral security for the Indebtedness or which materially affects the ability of any Debtor to perform its obligations to AmSouth.

         13. Debtors hereby acknowledge and stipulate that none of them has any claims or causes of action against AmSouth of any kind whatsoever. Debtors hereby release AmSouth from any and all claims, causes of action, demands and liabilities of any kind whatsoever, whether direct or indirect, fixed or contingent, liquidated or non-liquidated, disputed or undisputed, known or unknown, which Debtors, or any of them, has or which arises out of any acts or omissions occurring prior to the execution of this Agreement relating in any way to any event, circumstances, action or failure to act from the beginning of time to the execution of this Agreement.

         14. This instrument contains the entire agreement of the parties with respect to the subject matter hereof and may not be amended or modified except by an agreement in writing executed between the parties hereto. This Agreement shall be governed by the law of the State of Tennessee, except as such may be preempted by law or regulation of the United States of America governing the charging or receiving of interest. This agreement is severable such that the invalidity or unenforceability of any provision hereof shall not impair the validity or enforceability of the remaining provisions. Time is of the essence of this agreement, and all its provisions. This Agreement shall be binding upon the parties hereto, their successors and assigns. This Agreement may be executed in multiple counterparts, which when taken as a whole shall constitute a complete instrument. Facsimile signatures shall be effective as originals.

         IN WITNESS WHEREOF, the parties hereto have executed this instrument this 8th day of November, 2000, to be effective October 1, 2000.

                              AMSOUTH BANK, successor in interest by
                              merger to First American National Bank


                              By:  /s/  Robert Hart
                                 ----------------------------------------------
                                     Robert Hart, Senior Vice President


                              DIVERSICARE MANAGEMENT SERVICES CO.,
                              a Tennessee corporation


                              By: /s/ James F. Mills, Jr.
                                 ----------------------------------------------
                                     Name:  James F. Mills, Jr.
                                          -------------------------------------
                                     Title: Sr. Vice President
                                           ------------------------------------


                              ADVOCAT INC., a Delaware corporation


                              By: /s/ James F. Mills, Jr.
                                 ----------------------------------------------
                                     Name:  James F. Mills, Jr.
                                          -------------------------------------
                                     Title: Sr. Vice President
                                           ------------------------------------



                              DIVERSICARE LEASING CORP.,
                              a Tennessee corporation


                              By: /s/ James F. Mills, Jr.
                                 ----------------------------------------------
                                     Name:  James F. Mills, Jr.
                                          -------------------------------------
                                     Title: Sr. Vice President
                                           ------------------------------------


                              ADVOCAT ANCILLARY SERVICES, INC.,
                              a Tennessee corporation


                              By: /s/ James F. Mills, Jr.
                                 ----------------------------------------------
                                     Name:  James F. Mills, Jr.
                                          -------------------------------------
                                     Title: Sr. Vice President
                                           ------------------------------------

                              DIVERSICARE CANADA MANAGEMENT SERVICES CO.,
                              INC., an Ontario, Canada corporation


                              By: /s/ James F. Mills, Jr.
                                 ----------------------------------------------
                                     Name:  James F. Mills, Jr.
                                          -------------------------------------
                                     Title: Sr. Vice President
                                           ------------------------------------


                              DIVERSICARE GENERAL PARTNER, INC.,
                              a Texas corporation


                              By: /s/ James F. Mills, Jr.
                                 ----------------------------------------------
                                     Name:  James F. Mills, Jr.
                                          -------------------------------------
                                     Title: Sr. Vice President
                                           ------------------------------------


                              FIRST AMERICAN HEALTH CARE, INC.,
                              an Alabama corporation


                              By: /s/ James F. Mills, Jr.
                                 ----------------------------------------------
                                     Name:  James F. Mills, Jr.
                                          -------------------------------------
                                     Title: Sr. Vice President
                                           ------------------------------------


                              ADVOCAT DISTRIBUTION SERVICES,
                              INC., a Tennessee corporation


                              By: /s/ James F. Mills, Jr.
                                 ----------------------------------------------
                                     Name:  James F. Mills, Jr.
                                          -------------------------------------
                                     Title: Sr. Vice President
                                           ------------------------------------


                              ADVOCAT FINANCE, INC.,
                              a Delaware corporation


                              By: /s/ James F. Mills, Jr.
                                 ----------------------------------------------
                                     Name:  James F. Mills, Jr.
                                          -------------------------------------
                                     Title: Sr. Vice President
                                           ------------------------------------

                              DIVERSICARE LEASING CORP. OF ALABAMA, INC., an Alabama corporation


                              By: /s/ James F. Mills, Jr.
                                 ----------------------------------------------
                                     Name:  James F. Mills, Jr.
                                          -------------------------------------
                                     Title: Sr. Vice President
                                           ------------------------------------


                              DIVERSICARE ASSISTED LIVING SERVICES, INC., a Tennessee corporation


                              By: /s/ James F. Mills, Jr.
                                 ----------------------------------------------
                                     Name:  James F. Mills, Jr.
                                          -------------------------------------
                                     Title: Sr. Vice President
                                           ------------------------------------


                              DIVERSICARE ASSISTED LIVING SERVICES, NC, LLC, a Tennessee limited liability company


                              By: /s/ James F. Mills, Jr.
                                 ----------------------------------------------
                                     Name:  James F. Mills, Jr.
                                          -------------------------------------
                                     Title: Sr. Vice President
                                           ------------------------------------


                              DIVERSICARE ASSISTED LIVING
                              SERVICES NC I, LLC,
                              a Delaware limited liability company


                              By: /s/ James F. Mills, Jr.
                                 ----------------------------------------------
                                     Name:  James F. Mills, Jr.
                                          -------------------------------------
                                     Title: Sr. Vice President
                                           ------------------------------------


                              DIVERSICARE ASSISTED LIVING
                              SERVICES NC II, LLC,
                              a Delaware limited liability company


                              By: /s/ James F. Mills, Jr.
                                 ----------------------------------------------
                                     Name:  James F. Mills, Jr.
                                          -------------------------------------
                                     Title: Sr. Vice President
                                           ------------------------------------

                              STERLING HEALTH CARE MANAGEMENT, INC.,
                              a Kentucky corporation


                              By: /s/ James F. Mills, Jr.
                                 ----------------------------------------------
                                     Name:  James F. Mills, Jr.
                                          -------------------------------------
                                     Title: Sr. Vice President
                                           ------------------------------------


                              DIVERSICARE AFTON OAKS, LLC,
                              a Delaware limited liability company


                              By: /s/ James F. Mills, Jr.
                                 ----------------------------------------------
                                     Name:  James F. Mills, Jr.
                                          -------------------------------------
                                     Title: Sr. Vice President
                                           ------------------------------------


                              DIVERSICARE GOOD SAMARITAN, LLC, a Delaware limited liability company


                              By: /s/ James F. Mills, Jr.
                                 ----------------------------------------------
                                     Name:  James F. Mills, Jr.
                                          -------------------------------------
                                     Title: Sr. Vice President
                                           ------------------------------------


                              DIVERSICARE PINEDALE, LLC,
                              a Delaware limited liability company


                              By: /s/ James F. Mills, Jr.
                                 ----------------------------------------------
                                     Name:  James F. Mills, Jr.
                                          -------------------------------------
                                     Title: Sr. Vice President
                                           ------------------------------------


                              DIVERSICARE WINDSOR HOUSE, LLC,
                              a Delaware limited liability company


                              By: /s/ James F. Mills, Jr.
                                 ----------------------------------------------
                                     Name:  James F. Mills, Jr.
                                          -------------------------------------
                                     Title: Sr. Vice President
                                           ------------------------------------

                              GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation


                              By:
                                 ----------------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------

                            CERTIFICATE & AFFIDAVIT

STATE OF TENNESSEE
COUNTY OF _____________

         The undersigned, being duly sworn, according to law, certifies and deposes and states as follows:

         1.  I have personal knowledge of the facts stated herein;

         2. I am over the age of eighteen (18) years and am competent to execute this Affidavit.

         3.  I am the Senior Vice Pres. of Diversicare Canada Management
                      -----------------
Services Co., Inc.

4. This Certificate and Affidavit is being provided to, and may be relied upon by AmSouth Bank (the "Bank"), its counsel, employees, officers, directors, agents, successors and assigns, in connection with the closing of a loan transaction (the "Closing") between the Bank and Advocat Inc., a Delaware corporation (herein referred to as "Advocat"), Diversicare Management Services Co., a Tennessee corporation ad wholly-owned subsidiary of Advocat ("DMS"), Advocat Finance, Inc., a Delaware corporation and wholly-owned subsidiary of the DMS ("AFI"), Diversicare Leasing Corp., a Tennessee corporation and wholly-owned subsidiary of AFI ("DLC"), Advocat Ancillary Services, Inc., a Tennessee corporation and wholly-owned subsidiary of DMS ("AAS"), Diversicare Canada Management Services Co., Inc., a corporation organized under the laws of Canada and wholly-owned subsidiary of DLC ("DCMS"), Diversicare General Partner, Inc., a Texas corporation and wholly-owned subsidiary of DLC ("DGP"), First American Health Care, Inc., an Alabama corporation and wholly-owned subsidiary of DLC ("FAHC"), Diversicare Leasing Corp. of Alabama, an Alabama corporation and wholly-owned subsidiary of DLC ("DLCA"), Advocat Distribution Services, Inc., a Tennessee corporation and wholly-owned subsidiary of DMS ("ADS"), Diversicare Assisted Living Services, Inc., a Tennessee corporation and a wholly-owned subsidiary of AFI ("DALS"), Diversicare Assisted Living Services, NC, LLC, a Tennessee limited liability company formed by DMS and DALS ("DALS-NC"), Diversicare Assisted Living Services, NC I, LLC, a Tennessee limited liability company ("DALS-NC I"), and Diversicare Assisted Living Services, NC II, LLC, a Tennessee limited liability company ("DALS-NC II"), subsidiary entities of DALS-NC (Advocat and all of its direct and indirect subsidiaries, as identified hereinabove, being sometimes referred to herein collectively as the "Debtors," whether in their capacity as a Borrower, Guarantor, Pledgor, Subsidiary or otherwise, as defined in the Loan Documents as set forth in the Master Amendment to Loan Documents and Agreement entered into between the Bank and Debtors of even date herewith (the documents executed in connection with the indebtedness are hereinafter referred to as the "Loan Documents"). All capitalized terms used herein, if not otherwise defined herein, shall have the meanings ascribed to such terms in the Loan Documents.

         5. No articles of dissolution or termination have been filed with respect to DCMS, and there has been no other action taken to dissolve or terminate the existence of DCMS, whether voluntarily or involuntarily.

         6. All factual representations and covenants made by the DCMS, in the Loan Documents are true, complete and accurate on the date hereof, as if made on the date hereof. The terms and conditions of the Loan as reflected in the Loan Documents have not been amended, modified or supplemented, directly or indirectly, by any other agreement or understanding of the parties or waiver of any material provisions of the Loan Documents and there is no usage of trade or course of prior dealing between DCMS and Bank or Debtors and Banks that would, in either case, define, supplement, or qualify the terms of the Loan Documents.

         7. The Charter of DCMS that is being provided to Bank in connection with the Closing, is true, correct and complete copy of such documents, together with any amendments thereto, as such documents are in effect as of the date hereof.

         8. The bylaws of DCMS that are being provided to the Bank in connection with the Closing, are true, correct and complete copies of such bylaws, together with any amendments thereto, as such bylaws are in effect as of the date hereof.

         9. The copies of the resolutions of the Board of Directors of DCMS, authorizing the transactions described in the Loan Documents provided to the Bank in connection with the Closing, are true, correct and complete copies of such resolutions, and such resolutions remain in place and effect, without amendment, as of the date hereof.

         10. There are no actions, suits or proceedings, including administrative proceedings, pending, or to the best knowledge of DCMS threatened, against DCMS before any court, arbitrator or administrative or governmental body or threatened (i) to acquire through the exercise of any power of condemnation, eminent domain, or similar proceeding any part of a Project, any Improvements or any interest herein, or to enjoin or similarly prevent or restrict the use or operation of a Project in any manner, or (ii) before or by any court or administrative agency which might result in any material adverse change in the financial condition, operations or prospects of DCMS or any lower reimbursement rate under any Reimbursement Contract or (iii) that is not covered by insurance and seeks damages in excess of $100,000.00 (or seeks unspecified damages) or (iv) that would result in decertification of any of DCMS's businesses by applicable governmental or licensing authorities. DCMS is not subject to any outstanding court or administrative order which would materially impact the ability of DCMS to perform its obligations under the Loan Documents.

         11. There has been no material, adverse change in the financial conditions of DCMS since the date of the most recent financial statements that were delivered to Bank in connection with indebtedness evidenced by the Loan Documents.

         12. That DCMS is in compliance with all licensing requirements and all governmental laws, regulations, ordinances and requirements applicable to DCMS's businesses.

         13. That DCMS has obtained all requisite consents and approvals from landlords, owners of nursing home facilities, and other entities consenting to the assignments and grants of security interests referred to in the Loan Documents.

         14. The chief executive office of Diversicare Canada Management Services Co., Inc., all of its corporate books, records and all chief decision making activities occur in or are located at 2121 Argentia Rd, Ste 301, in Mississauga, Ontario, Canada.

         15. No authorization, consent, approval, or other action by, or filing with, any Tennessee or federal court or governmental authority or Canadian authority is required in connection with the execution and delivery by DCNS, of the Loan Documents.

         16. The execution and delivery of the Loan Documents will not (i) cause DCMS, the Debtors, or any of them, to be in material violation of, or constitute a material default under the provisions of any material agreement to which any Debtor is a party or by which any Debtor is bound, (ii) conflict with, or result in the breach of, any court judgment, decree or order of any governmental body to any Debtor is subject, and (iii) result in the creation or imposition of any lien, charge, or encumbrance of any nature whatsoever upon any of the property or assets of any Debtor, except as specifically contemplated by the Loan Documents.

                The undersigned person is executing this Certificate and Affidavit on behalf of the entities set forth above and verifies and states that the foregoing matters are true to the best of the knowledge and belief of the undersigned individually, and binds the entities set forth above to certify as to the truth and accuracy of the matters set forth herein.





                                   /s/ James F. Mills, Jr.
                                   ------------------------------------------
                                   James F. Mills, Jr., Senior Vice President


STATE OF TENNESSEE    )
COUNTY OF WILLIAMSON  )


         Personally appeared before me, the undersigned, a Notary Public in and for said County and State, James F. Mills, Jr., with whom I am personally acquainted, and who upon oath acknowledged that he/she executed the within instrument for the purposes therein contained.


         WITNESS my hand, at office, this 22nd day of November, 2000.



                                   /s/ Brenda Wimsatt
                                   -------------------------------------------
                                                  Notary Public


My Commission Expires:  11/24/01